Operating assets and liabilities	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Operating assets and liabilities	Section 3
Operating assets and liabilitiesIntangible assets and property, plant and equipmentOf total property, plant and equipment and intangible assets, DKK 44,431 million is located in Denmark (DKK 28,322 million in 2019) and DKK 18,750 million is located in the US (DKK 20,256 million in 2019) where the Group's main production, filling, packaging, moulding, assembly facilities and intangible assets are located.

DKK million	Patents and licences	Software and other intangibles	Total intangible assets	Land and buildings	Plant and machinery	Other equipment	Assets under construction	Property, plant and equipment
2020
Cost at the beginning of the year	7,270	2,560	9,830	30,260	27,594	6,215	20,351	84,420
Additions during the year	15,906	396	16,302	741	506	490	4,560	6,297
Disposals during the year	(698)	—	(698)	(119)	(583)	(122)	(16)	(840)
Transfer and reclassifications	—	—	—	7,440	4,586	515	(12,541)	—
Effect of exchange rate adjustment	(74)	(20)	(94)	(813)	(600)	(222)	(1,556)	(3,191)
Cost at the end of the year	22,404	2,936	25,340	37,509	31,503	6,876	10,798	86,686
Amortisation/depreciation and impairment losses at the beginning of the year	2,643	1,352	3,995	11,528	18,888	3,453	—	33,869
Amortisation/depreciation for the year	889	207	1,096	1,859	1,500	821	—	4,180
Impairment losses for the year	350	—	350	14	69	28	16	127
Amortisation/depreciation and impairment losses reversed on disposals during the year	(698)	—	(698)	(119)	(581)	(115)	(16)	(831)
Effect of exchange rate adjustment	(49)	(11)	(60)	(346)	(432)	(150)	—	(928)
Amortisation/depreciation and impairment losses at the end of the year	3,135	1,548	4,683	12,936	19,444	4,037	—	36,417
Carrying amount at the end of the year	19,269	1,388	20,657	24,573	12,059	2,839	10,798	50,269
2019
Cost at the beginning of the year	5,247	2,412	7,659	25,401	25,412	4,779	16,846	72,438
Change in accounting policy, leases	—	—	—	3,291	—	487	—	3,778
Additions during the year	1,958	221	2,179	555	350	498	7,580	8,983
Disposals during the year	—	(79)	(79)	(407)	(504)	(244)	(74)	(1,229)
Transfer and reclassifications	—	—	—	1,277	2,248	665	(4,190)	—
Effect of exchange rate adjustment	65	6	71	143	88	30	189	450
Cost at the end of the year	7,270	2,560	9,830	30,260	27,594	6,215	20,351	84,420
Amortisation/depreciation and impairment losses at the beginning of the year	1,390	1,124	2,514	9,770	17,871	2,906	—	30,547
Amortisation/depreciation for the year	312	175	487	1,818	1,410	743	—	3,971
Impairment losses for the year	914	68	982	57	70	20	74	221
Amortisation/depreciation and impairment losses reversed on disposals during the year	—	(18)	(18)	(160)	(504)	(229)	(74)	(967)
Effect of exchange rate adjustment	27	3	30	43	41	13	—	97
Amortisation and impairment losses at the end of the year	2,643	1,352	3,995	11,528	18,888	3,453	—	33,869
Carrying amount at the end of the year	4,627	1,208	5,835	18,732	8,706	2,762	20,351	50,551
Intangible assets

Amortisation and impairment losses
DKK million	2020	2019	2018
Cost of goods sold	369	916	208
Sales and distribution costs	40	24	15
Research and development costs	1,025	522	769
Administrative costs	10	3	2
Other operating income, net	2	4	6
Total amortisation and impairment loss	1,446	1,469	1,000
Total amortisation	1,096	487	1,000
Total impairment losses	350	982	—

2020 additions
In 2020 Novo Nordisk acquired Corvidia Therapeutics Inc., in a transaction accounted for as an asset acquisition. An addition of DKK 4,580 million was recognised in patents and licences for the acquisition of Ziltivekimab, a fully human monoclonal antibody directed against Interleukin-6 related to chronic kidney disease, which is under development.

Novo Nordisk acquired Emisphere Technologies Inc. and obtained ownership of the Eligen® SNAC oral delivery technology. Novo Nordisk and Emisphere have collaborated since 2007 and Emisphere’s proprietary drug delivery technology Eligen® SNAC is used by Novo Nordisk under an existing licence agreement in the oral formulation of Novo Nordisk’s GLP-1 receptor agonist semaglutide, which is marketed and sold under the brand name Rybelsus®. Under the terms of the agreement, Novo Nordisk acquired all outstanding shares of Emisphere for USD 1,335 million. As part of the transaction, Novo Nordisk also acquired related Eligen® SNAC royalty stream obligations owed to MHR Fund Management LLC (MHR), the largest shareholder of Emisphere, for USD 450 million. The transaction has been accounted for as an asset acquisition, with DKK 11,060 million recognised in patents and licences, of which DKK 2,467 million are related to assets under development. At 31 December 2020, the carrying amount of acquired intangible assets related to Rybelsus is DKK 7,716 million, which has a remaining amortisation period of 14 years.

Of the total addition of intangible assets in 2020 DKK 396 million is internally developed (DKK 221 million in 2019).

Accounting policies
Patents and licences, including patents and licences acquired for research and development projects, are carried at historical cost less accumulated amortisation and any impairment loss. Upfront fees and acquisition costs are capitalised and subsequent milestone payments payable on achievement of a contingent event will be capitalised on the contingent event being probable of being achieved.

Amortisation is based on the straight-line method over the estimated useful life. This means the legal duration or the economic useful life depending on which is shorter, and not exceeding 15 years. The amortisation of patents and licences begins after regulatory approval has been obtained.

Internal development of software for internal use are recognised as intangible assets if the recognition criteria are met, for example a significant business system where the expenditure leads to the creation of a durable asset. Amortisation is based on the straight-line method over the estimated useful life of 3-15 years. The amortisation begins when the asset is in the location and condition necessary for it to be capable of operating in the manner intended by Management.

Research and development projects
Internal and subcontracted research costs are charged in full to the consolidated income statement in the period in which they are incurred. Consistent with industry practice, development costs are also expensed until regulatory approval is obtained or is probable; please refer to note 2.3.

Payments to third parties under collaboration and licence agreements are assessed for the substance of their nature. Payments which represent subcontracted research and development are expensed as the services are received. Payments which represent rights to the transfer of intellectual property, developed at risk by the third party, are capitalised.

For acquired research and development projects, patents and licences, the likelihood of obtaining future commercial sales is reflected in the cost of the asset, and thus the probability recognition criteria is always considered to be satisfied. As the cost of acquired research and development projects can often be measured reliably, these projects fulfil the capitalisation criteria as intangible assets on acquisition. Subsequent milestone payments payable on achievement of a contingent event (e.g. commencement of phase 3 trials) are accrued and capitalised into the cost of the intangible asset when the achievement of the event is probable. Development costs incurred subsequent to acquisition are treated consistently with internal project development costs.

Assets that are subject to amortisation are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Factors considered material that could trigger an impairment test include the following:
– Development of a competing drug.
– Changes in the legal framework covering patents, rights and licences
– Advances in medicine and/or technology that affect the medical treatments.
– Lower-than-predicted sales.
– Adverse impact on reputation and/or brand names.
– Changes in the economic lives of similar assets.
– Relationship to other intangible assets or property, plant and equipment
– Changes or anticipated changes in participation rates or reimbursement policies.
If the carrying amount of intangible assets exceeds the recoverable amount based on the existence of one or more of the above indicators of impairment, any impairment is measured based on discounted projected cash flows. Impairments are reviewed at each reporting date for possible reversal.

Key accounting estimates and judgements on intangible assets
In 2020, an impairment loss of DKK 350 million (DKK 982 million in 2019) was recognised, substantially all of which related to patents and licences. DKK 350 million (DKK 282 million in 2019) of the impairment was related to the Diabetes and Obesity care segment and none related to Biopharm (DKK 700 million in 2019). All the impairment loss in 2020 was recognised in research and development costs (DKK 529 million in cost of goods sold and DKK 450 million in research and development costs in 2019). The impairment was a result of Management’s review of expectations related to patents and licences not yet in use. No impairment related to marketable products was identified in 2020.

Intangible assets with an indefinite useful life and intangible assets not yet available for use are not subject to amortisation. They are tested annually for impairment, irrespective of whether there is any indication that they may be impaired.

Intangible assets not yet being amortised amounts to DKK 9,607 million (DKK 3,380 million in 2019), primarily patents and licences in relation to research and development projects. Impairment tests in 2020 and 2019 of patents and licences not yet in use are based on Management’s projections and anticipated net present value of estimated future cash flows from marketable products. Terminal values used are based on the expected life of products, forecasted life cycle and cash flow over that period, and the useful life of the underlying assets. In addition, Management makes judgements related to intangible assets when assessing whether a transaction is a business combination or an asset acquisition. An asset acquisition will arise when substantially all the transaction value is concentrated in a single asset or when there are no substantive business processes in the acquired entity. Judgements are also made in evaluating whether payments under collaboration arrangements are acquisition of assets or prepayment of R&D services.
Property, plant and equipment

Depreciation and impairment losses
DKK million	2020	2019	2018
Cost of goods sold	2,729	2,656	2,312
Sales and distribution costs	403	354	69
Research and development costs	724	783	468
Administrative costs	433	376	70
Other operating income, net	18	23	6
Total depreciation and impairment losses	4,307	4,192	2,925

Capital expenditure in the reporting period was primarily related to investments in facility upgrades and new production facilities for active pharmaceutical ingredients for diabetes, mainly the facility in Clayton, US. The facility in Clayton is intended to strengthen the Novo Nordisk supply chain. Capital expenditure also related to investments in facility upgrades of the purification plant in Kalundborg and investments were also made to establish additional API capacity in Kalundborg. Finally, capital expenditure related to the establishment of an oral tablet facility near Durham, US for launch and commercial manufacturing of tablets.

Accounting policies
Property, plant and equipment is measured at historical cost less accumulated depreciation and any impairment loss. The cost of self-constructed assets includes costs directly and indirectly attributable to the construction of the assets. Any subsequent cost is included in the asset’s carrying amount or recognised as a separate asset only when it is probable that future economic benefits associated with the item will flow to Novo Nordisk and the cost of the item can be measured reliably. Depreciation is based on the straight-line method over the estimated useful lives of the assets (buildings: 12-50 years, plant and machinery: 5-25 years and other equipment: 3-10 years. Land is not depreciated).

The depreciation commences when the asset is available for use, i.e. when it is in the location and condition necessary for it to be capable of operating in the manner intended by Management. The assets’ residual values and useful lives are reviewed and adjusted, if appropriate, at the end of each reporting period. If an asset’s carrying amount is higher than its estimated recoverable amount, it is written down to the recoverable amount. Plant and equipment with no alternative use developed as part of a research and development project are expensed. However, plant and equipment with an alternative use or used for general research and development purposes are capitalised and depreciated over the estimated useful life as research and development costs.
3.2 Leases

Right-of-use assets in the balance sheet
DKK million	Land and buildings	Other equipment	Total
2020
Balance at 1 January	3,029	503	3,532
Additions during the year	660	318	978
Depreciation for the year	(644)	(320)	(964)
Effect of exchange rate adjustment	(144)	(22)	(166)
Balance at 31 December	2,901	479	3,380
2019
Balance at 1 January	3,291	487	3,778
Additions during the year	333	307	640
Depreciation for the year	(564)	(288)	(852)
Effect of exchange rate adjustment	(31)	(3)	(34)
Balance at 31 December	3,029	503	3,532

Amounts recognised in the income statement
DKK million	2020	2019
Depreciation	964	852
Interest on lease liabilities	97	108
Variable lease expenses	135	113
Short-term leases	98	201
Lease of low value assets	79	63
Total amounts recognised in the income statement	1,373	1,337

In 2020 the total cash outflow for leases amounted to DKK 1,367 million (DKK 1,295 million in 2019). Please refer to note 4.4 for a maturity analysis of lease payments. The lease costs for 2018 were DKK 1,299 million.
Accounting policies
Novo Nordisk mainly leases office buildings, warehouses, laboratories and vehicles. The right-of-use asset is presented in property, plant and equipment and the lease liability in borrowings.

For contracts which are, or contain, a lease, the Group recognises a right-of-use asset and a lease liability. The right-of-use asset is initially measured at cost, being the initial amount of the lease liability. The right-of-use asset is subsequently depreciated using the straight-line method over the lease term. The right-of-use asset is periodically adjusted for certain remeasurements of the lease liability and reduced by any impairment losses.

The lease term determined by the Group is the non-cancellable period of a lease, together with extension/termination option if these are reasonably certain to be exercised. When determining the term, Management considers multiple factors that create economic incentives to exercise an option to extend the lease or not to terminate the lease, including termination penalties, potential relocation costs and whether significant leasehold improvements have been capitalised on the lease, with a remaining useful life which exceeds the fixed minimum duration of the lease. For contracts with a rolling term (evergreen leases), the Group estimates the leasing period to be equal to the termination period if no probable scenario exists for estimating the leasing period.

The lease liability is initially measured at the present value of the lease payments outstanding at the commencement date, discounted using the incremental borrowing rate. The lease liability is measured using the effective interest method. Variable lease payments not based on an index or a rate are recognised as an expense in the income statement as incurred. Residual value guarantees that are expected to be paid are included in the initial measurement of the lease liability.

The lease liability is remeasured when there is a change in future lease payments, typically due to a change in index or rate (e.g. inflation) on property leases, or if there is a reassessment of whether an extension or termination option will be exercised. A corresponding adjustment is made to the right-of-use asset, or in the income statement when the right-of-use asset has been fully depreciated.

New lease contracts with a lease term of 12 months or less and lease of low value assets are not recognised on the balance sheet. These are expensed on a straight-line basis over the lease term or another systematic basis. Lease of low value assets include personal computers, telephones and small items of office equipment.

As of 31 December 2020, the lease liability excludes DKK 2,363 million (undiscounted) of potential lease payments related to lease term extension rights on properties which were not considered reasonably certain to be exercised (DKK 2,760 million in 2019).
3.3 Inventories

DKK million	2020	2019
Raw materials	3,326	2,842
Work in progress	12,252	11,375
Finished goods	5,111	4,850
Total inventories (gross)	20,689	19,067
Write-downs at year-end	(2,153)	(1,426)
Total inventories (net)	18,536	17,641
Indirect production costs included in work in progress and finished goods	9,703	9,216
Share of total inventories (net)	52%	52%
Movements in inventory write-downs:
Write-downs at the beginning of the year	1,426	1,959
Write-downs during the year	1,628	414
Utilisation of write-downs	(528)	(68)
Reversal of write-downs	(373)	(879)
Write-downs at the end of the year	2,153	1,426

All write-downs in both 2020 and 2019 relate to fully impaired inventory.

In 2019 a reversal of write-down on prelaunch inventory with a net positive income statement effect of DKK 510 million on research and development costs was recognised.
Accounting policies
Inventories are stated at cost or net realisable value, whichever is lower. Cost is determined using the first-in, first-out method. Cost comprises direct production costs such as raw materials, consumables and labour as well as indirect production costs. Production costs for work in progress and finished goods include indirect production costs such as employee costs, depreciation, maintenance, etc. If the expected sales price less completion costs to execute sales (net realisable value) is lower than the carrying amount, a write-down is recognised for the amount by which the carrying amount exceeds its net realisable value.

Inventory manufactured prior to regulatory approval (prelaunch inventory) is capitalised but immediately provided for, until there is a high probability of regulatory approval for the product. A write-down is made against inventory, and the cost is recognised in the income statement as research and development costs. Once there is a high probability of regulatory approval being obtained, the write-down is reversed, up to no more than the original cost.

Key accounting estimate of indirect production costs capitalised and inventory write-downs
Indirect production costs account for approximately 50% of the net inventory value, reflecting a lengthy production process compared with low direct raw material costs. The production of both Diabetes and Obesity care and Biopharm products is highly complex from fermentation to purification and formulation, including quality control of all production processes. Furthermore, the process is very sensitive to manufacturing conditions. These factors all influence the parameters for capitalisation of indirect production costs at Novo Nordisk and the full cost of the products. Indirect production costs are measured using a standard cost method. This is reviewed regularly to ensure relevant measures of capacity utilisation, production lead time, cost base and other relevant factors, hence inventory is valued at actual cost. When calculating total inventory, Management must make judgements about cost of production, standard cost variances and idle capacity in estimating indirect production costs for capitalisation. Changes in the parameters for calculation of indirect production costs could have an impact on the gross margin and the overall valuation of inventories.
3.4 Trade receivables

DKK million	Gross carrying amount	Loss allowance	Net carrying amount
2020
Not yet due	27,511	(805)	26,706
1-90 days	1,000	(112)	888
91-180 days	188	(63)	125
181-270 days	44	(29)	15
271-360 days	51	(51)	—
More than 360 days past due	320	(320)	—
Trade receivables	29,114	(1,380)	27,734
EMEA	6,306	(781)	5,525
China	2,137	—	2,137
Rest of World	3,003	(580)	2,423
North America Operations	17,668	(19)	17,649
Trade receivables	29,114	(1,380)	27,734
2019
Not yet due	24,359	(763)	23,596
1-90 days	1,204	(127)	1,077
91-180 days	261	(69)	192
181-270 days	96	(49)	47
271-360 days	79	(79)	—
More than 360 days past due	397	(397)	—
Trade receivables	26,396	(1,484)	24,912
EMEA	7,104	(903)	6,201
China	1,760	—	1,760
Rest of World	3,084	(568)	2,516
North America Operations	14,448	(13)	14,435
Trade receivables	26,396	(1,484)	24,912

Movements in allowance for doubtful trade receivables
DKK million	2020	2019
Carrying amount at the beginning of the year	1,484	1,370
Reversal of allowance on realised losses	(108)	(45)
Net movement recognised in income statement	139	158
Effect of exchange rate adjustment	(135)	1
Allowance at the end of the year	1,380	1,484

Novo Nordisk closely monitors the current economic conditions of countries impacted by currency fluctuations, high inflation and an unstable political climate. These indicators as well as payment history are taken into account in the valuation of trade receivables.

During 2020 country risk ratings have been downgraded in a number of countries. However, despite of the COVID-19 pandemic, Novo Nordisk has not experienced significant increases in collectability issues on individual customers nor have we experienced significant deterioration in the ageing of receivables. Please refer to note 4.2 for the trade receivable programmes.

Accounting policies
Trade receivables are initially recognised at transaction price and subsequently measured at amortised cost using the effective interest method, less allowance for doubtful trade receivables. The allocation of trade receivables and allowance for trade receivables is based on the location of the customer.

Before being sold, trade receivables in factoring portfolios are measured at fair value with changes recognised in other comprehensive income. The allowance for doubtful receivables is deducted from the carrying amount of trade receivables, and the amount of the loss is recognised in the income statement under sales and distribution costs. Subsequent recoveries of amounts previously written off are credited against sales and distribution costs.

Novo Nordisk’s customer base comprises government agencies, wholesalers, retail pharmacies and other customers. Management makes allowance for doubtful trade receivables based on the simplified approach to provide for expected credit losses, which permits the use of the lifetime expected loss provision for all trade receivables. The allowance is an estimate based on shared credit risk characteristics and the days past due. Generally, invoices are due for payment within 90 days from shipment of goods. Loss allowance is calculated using an ageing factor, geographical risk and specific customer knowledge. The allowance is based on a provision matrix on days past due and a forward looking-element relating mainly to incorporation of the Dun & Bradstreet country risk rating and an individual assessment. Please refer to note 4.2 for a general description of credit risk.
3.5 Retirement benefit obligations

Net retirement benefit obligations
DKK million	2020	2019
Retirement benefit obligations	2,624	2,508
Fair value of plan assets	1,225	1,174
Net retirement benefit obligations at the end of the year	1,399	1,334

Key assumptions used for valuation and sensitivity analysis
DKK million	Key assumptions	1%-point increase	1%-point decrease
2020
Discount rate (decrease)/increase	1.0%	(403)	523
Future remuneration growth (decrease)/increase	2.2%	116	(101)
2019
Discount rate (decrease)/increase	1.3%	(366)	465
Future remuneration growth (decrease)/increase	2.4%	105	(94)

The sensitivities consider the single change shown, with the other assumptions assumed to be unchanged. The table shows the NPV impact of net retirement liabilities.

Defined contribution plans
Novo Nordisk operates a number of defined contribution plans throughout the world. These plans are externally funded in entities that are legally separate from the Group.

Defined benefit plans
In a few countries, Novo Nordisk operates defined benefit plans, primarily located in the US, Germany, Switzerland and Japan. In Germany and Switzerland, the defined benefit plans are partly reimbursed by international insurance companies. The risk related to the plan assets in these countries is therefore limited to counterparty risk against these insurance companies. The total cost recognised for the year amounts to DKK 138 million (DKK 151 million in 2019).

The present value of partly funded retirement benefit obligations amounts to DKK 1,953 million (DKK 1,845 million in 2019). The present value of unfunded retirement benefit obligations amounts to DKK 671 million (DKK 663 million in 2019).

Net remeasurement is a loss of DKK 67 million (loss of DKK 187 million in 2019), primarily related to changes in financial assumptions (discount rate), and is included in other comprehensive income.

Please refer to note 5.2 for a maturity analysis of the net retirement benefit obligation. Novo Nordisk does not expect the contributions over the next five years to differ significantly from current contributions.

Accounting policies

Defined contribution plans
Novo Nordisk’s contributions to the defined contribution plans are charged to the income statement in the year to which they relate.

Defined benefit plans
The costs for the year for defined benefit plans are determined using the projected unit credit method. This reflects services rendered by employees to the valuation dates and is based on actuarial assumptions primarily regarding discount rates used in determining the present value of benefits and projected rates of remuneration growth. Discount rates are based on the market yields of high-rated corporate bonds in the country concerned.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to other comprehensive income in the period in which they arise. Past service costs are recognised immediately in the income statement.

Pension plan assets are only recognised to the extent that Novo Nordisk is able to derive future economic benefits such as refunds from the plan or reductions of future contributions.

Costs recognised for retirement benefits are included in cost of goods sold, sales and distribution costs, research and development costs, and administrative costs. The net obligation recognised in the balance sheet is reported as non-current liabilities.

Actuarial valuations are performed annually for all major defined benefit plans. Assumptions regarding future mortality are based on actuarial advice in accordance with published statistics and experience in each country. Other assumptions such as medical cost trend rate and inflation are also considered in the calculation. Significant actuarial assumptions for the determination of the retirement benefit obligation (not considering plan assets) are discount rate and expected future remuneration increases. The sensitivity analysis has been determined based on reasonably likely changes in the assumptions occurring at the end of the period.
3.6 Provisions and contingent liabilities

DKK million	Provisions for sales rebates[1]	Provisions for legal disputes	Provisions for product returns	Other provi- sions[2]	2020 total	2019 total
At the beginning of the year	30,878	2,375	1,082	1,398	35,733	29,553
Additional provisions, including increases to existing provisions	111,921	662	413	814	113,810	104,621
Amount used during the year	(106,116)	(364)	(694)	(46)	(107,220)	(99,244)
Adjustments, including unused amounts reversed during the year	166	—	(6)	(82)	78	148
Effect of exchange rate adjustment	(2,797)	(222)	—	(42)	(3,061)	655
At the end of the year	34,052	2,451	795	2,042	39,340	35,733
Non-current liabilities[3]	301	2,209	293	1,723	4,526	4,613
Current liabilities	33,751	242	502	319	34,814	31,120
1. Provisions for sales rebates are related to US Managed Care, Medicare, Medicaid and other minor US rebate types, as well as rebates in a number of European countries and Canada.
2. Other provisions consists of various types of provision, including obligations in relation to employee benefits such as jubilee benefits, company-owned life insurance, etc.
3. For non-current liabilities, provision for sales rebates is expected to be settled after one year, provisions for product returns will be utilised in 2022 and 2023. In the case of provisions for legal disputes, the timing of settlement cannot be determined.

Contingent liabilities
Novo Nordisk is currently involved in pending litigations, claims and investigations arising out of the normal conduct of its business. While provisions that Management deems to be reasonable and appropriate have been made for probable losses, there are uncertainties connected with these estimates. Novo Nordisk does not expect the pending litigations, claims and investigations, individually and in the aggregate, to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow in addition to the amounts accrued as provision for legal disputes.

Pending litigation against Novo Nordisk
Novo Nordisk, along with the majority of incretin-based product manufacturers in the United States, is a defendant in product liability lawsuits related to use of incretin-based medications. As of 1 February 2021, 384 plaintiffs have named Novo Nordisk in product liability lawsuits, predominantly claiming damages for pancreatic cancer that allegedly developed as a result of using Victoza® and other GLP-1/DPP-IV incretin-based products. 236 of the Novo Nordisk plaintiffs have also named other defendants in their lawsuits. Most Novo Nordisk plaintiffs have filed suit in California federal and state courts. Novo Nordisk does not currently have any individual trials scheduled in 2021. Novo Nordisk does not expect the pending claims to have a material impact on its financial position, operating profit or cash flow.

Since January 2017, several class action lawsuits have been filed against Novo Nordisk, former CEO Lars Rebien Sørensen, former CFO Jesper Brandgaard and former President of Novo Nordisk Inc. Jakob Riis in the United States District Court for the District of New Jersey on behalf of all purchasers of Novo Nordisk American Depositary Receipts between February 2015 and February 2017. All lawsuits have been consolidated into one case. The lawsuit alleges that Novo Nordisk artificially inflated its financial results, failed to disclose pricing pressure and rising rebate payments to PBMs, and made other materially misleading statements to potential investors. Novo Nordisk does not expect the litigation to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In August 2019, a securities lawsuit was filed against Novo Nordisk in Denmark by a number of institutional shareholders. The claim is for a total amount of DKK 11.8 billion based on trading and holding of shares in Novo Nordisk during the period between February 2015 and February 2017. The lawsuit alleges that Novo Nordisk made misleading statements and did not make appropriate disclosures regarding its sales of insulin products in the US. It contains broadly similar allegations to those of the previously disclosed securities class action lawsuit filed in the US in 2017 on behalf of all purchasers of Novo Nordisk American Depository Receipts. Novo Nordisk does not expect the lawsuit to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.
Novo Nordisk is currently defending six lawsuits, including two plead as putative class actions, relating to the pricing of diabetes medicines. Four of these cases are pending in New Jersey federal court; the other two are pending in Kentucky state court and Texas federal court. All pending matters also name as defendants Eli Lilly and Company and Sanofi-Aventis U.S. LLC; while certain matters also name Pharmacy Benefit Managers (PBMs) and related entities. Plaintiffs generally allege that the manufacturers and PBMs colluded to artificially inflate list prices paid by consumers for diabetes products, while offering reduced prices to PBMs through rebates used to secure formulary access. Novo Nordisk does not expect the lawsuits to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

In 2016, Novo Nordisk US received a Civil Investigative Demand from the U.S. Department of Justice (“DOJ CID”) relating to potential off-label marketing of NovoSeven® (including high dose and for prophylactic use) and interactions with physicians and patients. The DOJ investigation was likely prompted by a lawsuit filed by a former Novo Nordisk US employee (the “Relator”) under seal in the Western District of Oklahoma in 2015. Relator alleges Novo Nordisk US caused the submission of false claims to Medicare, Medicaid, Federal Employees Health Benefits Program and private insurers in California as a result of the same conduct that was the subject of the DOJ CID. As a result of these allegations, Relator (on behalf of the federal and state governments) seeks injunctive and monetary relief. A consolidated complaint was jointly filed by relator and the State of Washington on 9 March 2020. The consolidated complaint was unsealed (made public) by the court on 28 May 2020. Novo Nordisk has filed two motions seeking dismissal of the Complaint, both of which are currently pending and awaiting ruling from the Court. Novo Nordisk does not expect the lawsuit to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Pending claims against Novo Nordisk and investigations involving Novo Nordisk
Several authorities in the US have served Novo Nordisk with Civil Investigative Demands (CIDs) or subpoenas calling for the production of documents and information. Below is a list of ongoing matters:

– Washington Attorney General’s Office CID (March 2017), relating to, among other things, pricing and trade practices for insulin products, including Levemir®, NovoLog®, and Novolin®, from 1 January 2005 through the present date.
– New Mexico Attorney General’s Office CID (April 2017), relating to, among other things, trade practice and pricing of insulin products, namely NovoLog® and Novolin® from 1 January 2012 through the present date.
– Texas Attorney General’s Office CID (March 2019), relating to, among other things, marketing and promotional practices for Ozempic®.
– New York State Attorney General’s Office Subpoena (July 2019), relating to, among other things, pricing and trade practices for insulin products, from 1 July 2013 through the present.
– Colorado Attorney General’s Office CID (December2019), relating to, among other things, pricing and trade practices for insulin products, for the period from 1 January 2010 to present.
– State of California Office of the Insurance Commissioner Subpoena (July 2020) related to Novo Nordisk’s patent and regulatory strategies for Prandin® and Prandimet® in the US market, and the projected impact of generic repaglinide on Novo Nordisk’s Prandin® and Prandimet® franchises in the US.
– Mississippi Attorney General’s Office Subpoena (December 2020), related to, among other things, pricing and trade practices for insulin products, including Levemir®, NovoLog®, and Novolin®, from 1 January 2005 through the present date.
– Vermont Attorney General’s Office Subpoena (December 2020), related to, among other things, pricing and trade practices for insulin products sold by Novo Nordisk during the period 1 January 2011 through the present date.

In all matters Novo Nordisk is cooperating with the authority in question. Novo Nordisk does not expect the above investigations to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Novo Nordisk is one of several pharmaceutical companies that received requests for information involving pricing practices for its diabetes products from several committees of the Unites States House of Representatives and/or United States Senate. Novo Nordisk is working with the staff of the various committees to respond to their questions. Novo Nordisk does not expect the inquiries to have a material impact on Novo Nordisk’s financial position, operating profit or cash flow.

Other contingent liabilities
In addition to the above, the Novo Nordisk Group is engaged in certain litigation proceedings and various ongoing audits and investigations. In the opinion of Management, neither settlement or continuation of such proceedings, nor such pending audits and investigations, are expected to have a material effect on Novo Nordisk’s financial position, operating profit or cash flow.

Accounting policies
Provisions for sales rebates and discounts granted to government agencies, wholesalers, retail pharmacies, Managed Care and other customers are recorded at the time the related revenues are recorded or when the incentives are offered. Provisions are calculated based on historical experience and the specific terms in the individual agreements. Unsettled rebates are recognised as provisions when the timing or amount is uncertain. Where absolute amounts are known, the rebates are recognised as other liabilities. Please refer to note 2.1 for further information on sales rebates and provisions.

Provisions for legal disputes are recognised where a legal or constructive obligation has been incurred as a result of past events and it is probable that there will be an outflow of resources that can be reliably estimated. In this case, Novo Nordisk arrives at an estimate based on an evaluation of the most likely outcome. Disputes for which no reliable estimate can be made are disclosed as contingent liabilities.

Provisions are measured at the present value of the anticipated expenditure for settlement. This is calculated using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision for interest is recognised as a financial expense.

Novo Nordisk issues credit notes for expired goods as a part of normal business. Where there is historical experience or a reasonably accurate estimate of expected future returns can otherwise be made, a provision for estimated product returns is recorded. The provision is measured at gross sales value.

Key accounting estimate regarding ongoing legal disputes, litigation and investigations
Provisions for legal disputes consist of various types of provision linked to ongoing legal disputes. Management makes estimates regarding provisions and contingencies, including the probability of pending and potential future litigation outcomes. These are by nature dependent on inherently uncertain future events. When determining likely outcomes of litigation, etc., Management considers the input of external counsels on each case, as well as known outcomes in case law.

Although Management believes that the total provisions for legal proceedings are adequate based on currently available information, there can be no assurance that there will not be any changes in facts or matters, or that any future lawsuits, claims, proceedings or investigations will not be material.
3.7 Other liabilities

Other liabilities primarily comprises employee cost payables, payables related to non-current assets, and sales rebates.